SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              NORTH VALLEY BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

--------------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing party:

--------------------------------------------------------------------------------

(4)  Date filed:

--------------------------------------------------------------------------------

                              NORTH VALLEY BANCORP
                             880 East Cypress Avenue
                            Redding, California 96002


     Dear Shareholders:

     The 1998 Annual Meeting of Shareholders of North Valley Bancorp will be held at 4:30 p.m. on Tuesday, May 26, 1998, in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

     1. Notice of Annual Meeting of Shareholders.

     2. Proxy Statement.

     3. Proxy.

     We encourage you to read all of the enclosed materials carefully and invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

     We appreciate your support and look forward to seeing you at the Annual Meeting on Tuesday, May 26, 1998.


                                                    Cordially,

                                                    /s/ Rudy V. Balma
                                                    ----------------------------
                                                    Rudy V. Balma
                                                    Chairman of the Board


                                                    /s/ Martin R. Sorensen
                                                    ----------------------------
                                                    Martin R. Sorensen
                                                    President

                              NORTH VALLEY BANCORP


                    Notice of Annual Meeting of Shareholders
                              Tuesday, May 26, 1998
                                    4:30 P.M.


TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the "Corporation"), will be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, on Tuesday, May 26, 1998, at 4:30 P.M., for the following purposes:

     1. To elect the following eight (8) Directors of the Corporation to serve until the 1999 Annual Meeting and until their successors are elected and qualified:


                     Rudy V. Balma        Kelly V. Pierce
                     William W. Cox       Martin R. Sorensen
                     Dan W. Ghidinelli    Douglas M. Treadway
                     Thomas J. Ludden     J. M. ("Mike") Wells, Jr.


     2. To approve an amendment of the Articles of Incorporation restricting shareholder action by written consent.

     3. To approve an amendment of the Articles of Incorporation concerning elimination of cumulative voting.

     4. To approve an amendment of the Articles of Incorporation to authorize the issuance of Preferred Stock.

     5. To approve an amendment of the Articles of Incorporation regarding indemnification of agents.

     6. To approve adoption of the North Valley Bancorp 1998 Employee Stock Incentive Plan.

     7. To approve an amendment of the North Valley Bancorp 1989 Director Stock Option Plan.

     8. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for the Corporation for 1998.

     9. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.


     Section 15 of the By-laws of the Corporation provides for the nomination of Directors, as follows:

     Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

     Only shareholders of record at the close of business on April 1, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                        By Order of the Board of Directors,

                                        /s/ J. M. Wells, Jr.
                                        ----------------------------------
                                        J. M. ("Mike") Wells, Jr.
                                        Secretary


Redding, California
April 20, 1998


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                First mailed to Shareholders on
                                                        or about April 20, 1998


                              NORTH VALLEY BANCORP
                             880 East Cypress Avenue
                            Redding, California 96002
                                 (530) 221-8400


                                 PROXY STATEMENT


Information Concerning the Solicitation

     The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the "Corporation"), for use at the Annual Meeting of Shareholders to be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, at 4:30 P.M., on Tuesday, May 26, 1998 and any adjournment or postponement thereof (the "Meeting"). Only shareholders of record at the close of business on April 1, 1998 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding 1,839,092 shares of its common stock, no par value (the "Common Stock").

     Shareholders of Common Stock are entitled to one vote for each share held, except that in the election of Directors each shareholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of Directors to be elected, and such shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates he or she chooses. No shareholder, however, shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder multiplied by the number of Directors to be elected) unless the name(s) of the candidate(s) has
(have) been placed in nomination prior to the voting and a shareholder has given notice of an intention to cumulate votes prior to the voting. Any shareholder who desires to announce his or her intention to cumulate his or her votes will be given an opportunity to do so at the Meeting prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination, in which event votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this Proxy Statement.

     Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written directive to the Corporation, or by a duly executed Proxy bearing a later date, delivered to the Secretary of the Corporation. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.


     The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Corporation will reimburse brokerage houses, fiduciaries, custodians and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Corporation will bear. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

     Each Proxy will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted "FOR" the election of the eight nominees for Director recommended by the Board of Directors, "FOR" proposals 2, 3, 4 and 5 regarding amendments to the Corporation's Articles of Incorporation as described below, "FOR" adoption of the Corporation's 1998 Employee Stock Incentive Plan, "FOR" an amendment to the Corporation's 1989 Director Stock Option Plan, and "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the Corporation for the 1998 fiscal year, all as described in the Proxy Statement; and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.


     A copy of the Annual Report of the Corporation for the fiscal year ended December 31, 1997, including audited financial statements (the "Annual Report"), is enclosed. Additional copies of the Annual Report are available upon request to J. M. ("Mike") Wells, Jr., Secretary of the Corporation. A COPY OF THE CORPORATION'S 1997 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO MR. WELLS, C/O NORTH VALLEY BANCORP, 880 EAST CYPRESS AVENUE, REDDING, CALIFORNIA 96002.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The By-laws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

     The authorized number of Directors shall be not less than six (6) nor more than eleven (11). The number of directors of the Board to be elected at the Meeting to hold office for the ensuing year and until their successors are elected and qualified is eight (8).

     All Proxies will be voted for the election of the following eight (8) nominees recommended by the Board of Directors, all of whom are incumbent Directors, unless authority to vote for the election of any or all Directors is withheld:

     Rudy V. Balma                     Kelly V. Pierce
     William W. Cox                    Martin R. Sorensen
     Dan W. Ghidinelli                 Douglas M. Treadway
     Thomas J. Ludden                  J. M. ("Mike") Wells, Jr.


If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The eight candidates receiving the highest number of votes will be elected. The Board of Directors recommends a vote "FOR" each of the nominees listed above.

Security Ownership of Certain Beneficial Owners and Management

     To the knowledge of the Corporation, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Corporation's Common Stock, except as described below and in the following tables. For the purpose of this disclosure and the disclosure of ownership of shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the Record Date.



                                                     Amount and
                        Name and Address              Nature of          Percent
 Title of Class       of Beneficial Owner        Beneficial Ownership   of Class
 --------------       -------------------        --------------------   --------
Common Stock       North Valley Bancorp Employee       106,807(1)         5.8%
                   Stock Ownership Plan ("ESOP")
                   880 East Cypress Avenue
                   Redding, CA 96002

Common Stock       Banc Fund                            98,925            5.4%
                   c/o The Banc Funds Company LLC
                   208 South LaSalle Street
                   Chicago, IL 60604

----------
(1) Directors Balma and Sorensen have authority to vote these shares on behalf of the ESOP. Mr. Balma and Mr. Sorensen disclaim beneficial ownership with respect to all such shares.


     The following table sets forth certain information regarding ownership of the Corporation's Common Stock with respect to each Director, each person nominated for election as a Director and each executive officer named in the Summary Compensation Table elsewhere herein, as well as for all current Directors and executive officers as a group. All of the shares of Common Stock of the Corporation shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of April 1, 1998. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership."


     There are no arrangements or understandings pursuant to which any of the Directors was or is to be selected as a Director or nominee.


                                                  Amount and Nature
       Name and Address of                          of Beneficial     Percent of
       Beneficial Owner(1)                          Ownership(2)       Class(10)
       -------------------                          ------------       ---------
Rudy V. Balma ..................................       161,350(3)(4)     8.8%
Donald V. Carter ...............................        39,135           2.1%
James F. Cowee, Jr. ............................        14,663(5)         *
William W. Cox .................................           500            *
Fred A. Drake II ...............................        12,789            *
Dan W. Ghidinelli ..............................        14,556(6)         *
Robert G. Jones ................................         4,500            *
Thomas J. Ludden ...............................         9,154            *
Kelly V. Pierce ................................        48,931(7)        2.7%
Martin R. Sorensen .............................       111,807(3)        6.1%
Douglas M. Treadway ............................           360            *
J. M. ("Mike") Wells, Jr. ......................        47,516(8)        2.6%
All Executive Officers and Directors
 as a group (11 in number) .....................       301,873(9)       16.2%(9)


------------
*    Indicates less than 1%

(1) The address for all persons listed is c/o North Valley Bancorp, 880 East Cypress Avenue, Redding, California 96002. Since his death in June 1997, Mr. Carter's shares have been held by his widow. Mr. Cowee retired effective on January 30, 1998, and Mr. Jones retired effective on December 31, 1997.

(2) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan (the "Director Plan") with: 11,244 shares exercisable within 60 days by Director Wells; 5,000 shares exercisable within 60 days by Director Sorensen; 1,140 shares each exercisable within 60 days by Directors Balma and Pierce; 2,080 shares exercisable within 60 days by Director Ludden; 3,900 shares exercisable within 60 days by Director Ghidinelli; and 200 shares each exercisable within 60 days by Directors Cox and Treadway and Mr. Cowee.

(3) Includes 106,807 shares which Messrs. Balma and Sorensen have authority to vote on behalf of the ESOP. Mr. Balma and Mr. Sorensen disclaim beneficial ownership with respect to all 106,807 shares.

(4) Includes 40,768 shares held by The Balma Family Trust, of which Mr. Balma is trustee, and 12,635 shares held by Mr. Balma's grown daughter and son, as to which Mr. Balma disclaims beneficial ownership.

(5) Includes 465 shares held by Mr. Cowee's sons, as to which Mr. Cowee disclaims beneficial ownership, and 4,381 shares held by the James F. Cowee, Sr., Testamentary Trust, of which Mr. Cowee is trustee.

(6) Includes 9,156 shares held by the Balma Grandchildren Trust, of which Mr. Ghidinelli is a trustee and as to which Mr. Ghidinelli disclaims beneficial ownership.

(7) Includes 41,278 shares held by the Pierce Family Trust, of which Mr. Pierce is trustee, and 6,513 shares owned by Mr. Pierce's grown children, as to which Mr. Pierce disclaims beneficial ownership.

(8) Includes 4,302 shares owned by Mr. Wells' grown children, and 2,184 shares owned by Mr. Wells' mother, as to which Mr. Wells disclaims beneficial ownership, and 29,786 shares held by the Wells Family Trust, of which Mr. Wells is trustee.


(9) See footnotes 3 through 8. Includes 25,104 shares subject to options exercisable within 60 days by the Directors under the Director Plan. This figure excludes shares held by Messrs. Carter, Cowee and Jones.


(10) In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.


     Certain information with respect to the Directors, nominees for Director and executive officers of the Corporation and its banking subsidiary, North Valley Bank (the "Bank"), is provided below:

         Rudy V. Balma (age 69), the Chairman of the Board of Directors and a Director of the Corporation since 1982, is a retired licensed funeral director and President of Redding Memorial Park, doing business as Redding Cemetery and McDonald's Chapel.

         Sharon L. Benson (age 45) has been Senior Vice President & Chief Financial Officer of the Corporation and its subsidiaries since July 1997. Prior to that, she was Vice President, Accounting, of the Bank since December 1990.

         William W. Cox, CRE, CCIM (age 50), a Director of the Corporation since February 1997, has been owner and president of Cox Real Estate Consultants, Inc., since April 1996. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

         Errol K. DeRose (age 54) has been Senior Vice President & Chief Credit Officer of the Bank since December 1997. From January 1996 until December 1997, he was Vice President & Manager of the Bank's Redding branch, and from March 1991 until January 1996 he served as Vice President & Manager of the Bank's Real Estate Loan Department.

         Fred A. Drake II (age 59) has been Executive Vice President of the Corporation and its subsidiaries, and Executive Vice President and Chief Operating Officer of the Bank, since July 1997. Prior to that he served as Senior Vice President and Cashier of the Bank since July 1986.

         Dan W. Ghidinelli (age 50), a Director of the Corporation since 1993, has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

         Thomas J. Ludden (age 65), a Director of the Corporation since 1991, is a retired educator in the Weaverville School District in Trinity County, California, owner of the Tri-L Ranch, a tree farm, since 1956, and retired owner and president of Ludden & Co., Inc., a dry goods and clothing business located in Weaverville, California. He has also served as Trustee for the Shasta-Tehama-Trinity JCCD since 1967, and as Trustee for the Lions Eye Foundation CA/NEV since July 1988.

         Kelly V. Pierce (age 71), a Director of the Corporation since 1982, is a retired dentist residing in Redding, California.

         Martin R. Sorensen (age 54) was appointed President & Chief Executive Officer of the Corporation and its subsidiaries on February 1, 1998. Prior to this, he served as President & Chief Executive Officer of SierraWest Bank in Truckee, California, from May 1994 until May 1997, and prior to that as President & Chief Executive Officer of Codding Bank in Rohnert Park, California.

         Douglas M. Treadway (age 55), a Director of the Corporation since February 1997, is President of Shasta College and has served in that capacity since 1994. From 1991 to 1994, he was Chancellor for the North Dakota University System.

         J. M. ("Mike") Wells, Jr. (age 57), the General Counsel and Secretary of the Board of Directors of the Corporation and a member of the Board of Directors since 1982, is an attorney with Wells, Small, Selke & Graham, a Law Corporation, located in Redding, California. Mr. Wells has practiced law with that firm since 1972.

     None of the Corporation's Directors is a director of any other reporting company. There are no family relationships between any of the Directors and executive officers of the Corporation.

Committees of the Board of Directors


     The Board of Directors of the Corporation and of the Bank have established an Audit Committee, the members of which are Messrs. Balma, Sorensen (ex-officio), Ghidinelli (Chairman), Ludden and Pierce. The Audit Committee met five times during 1997. The functions of the Audit Committee are to recommend the appointment of and to oversee a firm of independent public accountants whose duty is to audit the books and records of the Corporation for the fiscal year for which it is appointed, to review and analyze the reports of the Corporation's independent public accountants, to analyze the results of internal and regulatory examinations, to monitor the effectiveness of the Corporation's accounting system and financial reporting and to interface with the Corporation's independent public accountants concerning additional specific engagements requested by the Corporation.


     The Corporation does not have a nominating committee. The Board of Directors of the Corporation performs the function of a nominating committee, which function is to recommend and nominate qualified individuals to serve on the Corporation's Board of Directors. See the Notice of Annual Meeting of Shareholders for procedures for submitting nominations.

     The Corporation does not have a compensation committee. The Board of Directors of the Corporation performs the function of a compensation committee, which function is to determine annual compensation for executive officers of the Corporation and its subsidiaries.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year 1997, Mr. Cowee (now retired) participated in deliberations of the Corporation's Board of Directors concerning executive officer compensation for all executive officers excluding himself.

Meetings of the Board of Directors


     During 1997, the Board of Directors held twelve regularly scheduled meetings and four special meetings. In 1997, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he served).

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors and executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

     To the Corporation's knowledge, based solely on a review of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with.


                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation of the
Corporation's   Chief  Executive   Officer  and  the  three  other  most  highly
compensated  executive  officers  (whose total annual  salary and bonus  exceeds
$100,000) for services in all capacities to the Corporation,  the Bank and other subsidiaries during 1997, 1996 and 1995:

                                             SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                                                                   Compensation
                                                Annual Compensation                   Awards
                                    -------------------------------------------   -------------
         Name and                                                                   Securities         All Other
         Principal                                               Other Annual       Underlying       Compensation
        Position(1)         Year     Salary(2)      Bonus      Compensation(3)       Options            (4)(5)
-------------------------- ------   -----------   ---------   -----------------   -------------   ------------------
Donald V. Carter           1997     $155,823      $     0           $1,225            1,000           $  74,770(6)
President & Chief          1996      151,285       44,436            6,145            1,000               5,618
Executive Officer          1995      144,084       44,436            4,639            1,500               5,899

James F. Cowee, Jr         1997     $130,526      $46,680           $7,765              --            $   6,147
Executive Vice President   1996       98,331       28,884            5,550              --                6,612
of the Bank & C.F.O.       1995       93,660       28,884            5,019              --                4,268
of the Corporation

Fred A. Drake II           1997     $ 94,788      $30,360           $2,720              --            $   4,655
Senior Vice President &    1996       85,728       24,444            1,540              --                4,347
Cashier of the Bank        1995       81,648       24,444            1,334              --                4,076

Robert G. Jones            1997     $ 78,084      $23,400           $1,304              --            $   3,717
Senior Vice President &    1996       75,816       22,236              845              --                3,712
Loan Administrator         1995       72,204       22,236              713              --                3,538
of the Bank


------------
(1) Upon Donald V. Carter's death on June 24, 1997, Mr. Cowee became President and Chief Executive Officer of the Bank and the Corporation, and Mr. Drake became Executive Vice President of the Bank and the Corporation. Mr. Cowee retired effective on January 30, 1998, but will continue to be compensated in 1998 as disclosed elsewhere herein. Mr. Jones retired effective on December 31, 1997 but pursuant to an agreement will continue to receive compensation in 1998.
(2) Base salary includes 401(k) Plan and Executive Deferred Compensation Plan ("EDCP") contributions.

(3) Represents the above-market portion of interest earned under the EDCP for Messrs. Cowee, Drake and Jones; and the cost of a company car for each of Messrs. Carter, Cowee and Drake.

                                        6



(4) Represents matching contributions under the Corporation's 401(k) Plan and EDCP.

(5) Includes a yearly allocation of Common Stock under the ESOP, excluding shares allocated as a result of stock dividends issued in 1993 and the three-for-two stock split effected as a 50% stock dividend in 1995.

(6) Includes payment of $74,285 to Mr. Carter's widow pursuant to the Supplemental Executive Retirement Plan.


     The following table describes stock options that were granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan (the "Director Plan") to the Corporation's Chief Executive Officer in the fiscal year ended December
31, 1997:

                                    OPTION GRANTS IN LAST FISCAL YEAR

                                                         Individual Grants
                           -----------------------------------------------------------------------------
                               Number of       Percent of
                              Securities     Total Options                   Market
                              Underlying       Granted to    Exercise or    Price on
                                Options       Employees In    Base Price    Date of       Expiration
           Name                 Granted       Fiscal Year       ($/Sh)       Grant           Date
-------------------------- ---------------- --------------- ------------- ----------- ------------------
Donald V. Carter .........     1,000(1)          100%          $ 18.28      $ 21.50   January 22, 2005


                             Potential Realizable Value
                               at Assumed Annual Rates
                             of Stock Price Appreciation
                                 for Option Term(2)
                           -------------------------------
           Name                0%        5%         10%
-------------------------- --------- ---------- ----------
Donald V. Carter .........  $3,220    $15,070    $32,420

------------
(1) Mr. Carter's options were granted under the Director Plan at 85% of the fair market value of the Corporation's Common Stock on the date of grant. See the discussion of the Director Plan below.

(2) The 0%, 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for the Company's Common Stock.

     The following table sets forth the stock options exercised in 1997 and the December 31, 1997 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer:


                                              FISCAL YEAR END OPTION VALUES


                                                        Number of Securities Underlying       Value of Unexercised
                                                         Unexercised Options at Fiscal             In-The-Money
                               Shares                              Year End               Options at Fiscal Year End(1)
                              Acquired        Value     -------------------------------   ------------------------------
           Name             On Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
-------------------------- -------------   ----------   -------------   ---------------   -------------   --------------
Donald V. Carter .........   10,044         $249,010        -0-             2,300             $ -0-          $ 38,654

------------
(1) Based on the fair market value of the Corporation's Common Stock of $32.00 per share at December 31, 1997.


     Mr. Carter's widow, as Mr. Carter's beneficiary, exercised all of Mr. Carter's available stock options (10,044 shares) in November of 1997.

Employment Contracts and Termination of Employment and Change in Control Arrangements

     Mr. Carter entered into an employment agreement with the Corporation on February 1, 1986. As amended in January 1997, this agreement provided for cash compensation at the rate of $155,823 per annum. Under the terms of the employment agreement, which expired upon his death, Mr. Carter participated in the various benefit plans available to any employee of the Corporation, and a death benefit, which provided for payment of $250,000 to Mr. Carter's widow in the event of his death during his employment with the Corporation, was paid to Mrs. Carter subsequent to his death on June 24, 1997.

     Mr. Cowee entered into an employment agreement with the Corporation on November 10, 1997, which contract was retroactively effective to June 1, 1997, naming him as President and Chief Executive

Officer of the Corporation and its subsidiaries at a salary of $155,823 per year. Mr. Cowee chose to enter into retirement effective January 31, 1998, and under the terms of the above employment agreement will continue to receive compensation at the rate of $155,823 per year for the remainder of the 1998 calendar year.


     Martin R. Sorensen was appointed by the Board of Directors as the new President and Chief Executive Officer of the Corporation and its subsidiaries, and entered into an employment agreement effective February 1, 1998 and which shall continue indefinitely thereafter. This agreement provides for cash compensation at the rate of $175,000 per annum and salary increases at the sole discretion of the Board of Directors based upon a review of his performance during the previous year. The Corporation may immediately terminate the agreement if the termination is for cause. The Corporation may also terminate the agreement without cause by giving Mr. Sorensen thirty (30) days' written notice. In the event the Corporation terminates Mr. Sorensen's employment without cause, or if Mr. Sorensen voluntarily terminates employment within one year of a change in control in response to a constructive termination, Mr. Sorensen will be entitled to receive as severance compensation an amount equal to one and one-half times Mr. Sorensen's current base salary (not including bonuses). For purposes of the agreement, "change in control" means a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act. A "constructive termination" is defined by the agreement as a material reduction in base salary, a material change in responsibilities, or a requirement to relocate, except for office relocations that would not increase Mr. Sorensen's one-way commute distance by more than thirty-five (35) miles.


     Supplemental Executive Retirement Plan. The Supplemental Executive Retirement Plan (the "Executive Retirement Plan") was established by the Corporation effective October 1, 1988, for the purpose of providing supplemental retirement benefits to key employees of the Corporation and its subsidiaries designated by the Board of Directors. The Executive Retirement Plan is administered by a committee of three persons appointed by the Chairman of the Board, and is an unfunded and unsecured plan as defined in sections 201, 301 and 401 of ERISA (Employee Retirement Income Security Act of 1974).

     The Executive Retirement Plan provides for two general classes of benefits:

         (1) Retirement benefits commencing at age 65 or upon termination within two years after a change in control of the Corporation, payable monthly for not less than ten years in an amount, depending upon length of service, equal to up to 45% of the executive's highest average monthly compensation for any 36 consecutive months during his last 60 months of service. "Compensation" includes base salary and bonuses. An early retirement benefit is also available if the executive retires early between the ages of 55 and 65 after not less than ten years of service. If commencement of payment of the early retirement benefit is deferred until the executive attains age 65, it is equal to the normal retirement benefit; if payment commences prior to age 65, the monthly benefit is reduced according to a formula set forth in the Executive Retirement Plan. Optional benefit forms, such as joint/survivor annuities, are also available.

         (2) Survivor benefits payable after death occurring either while employed or after employment but before commencement of normal retirement benefits. The survivor benefit is generally equal to the greater of the normal retirement benefit which would have been payable to the executive or 36 times his highest average monthly compensation and is payable in ten equal annual installments.

     Vesting of benefits under the Executive Retirement Plan is 100% if termination occurs within 24 months after change in control of the Corporation or as a result of disability, retirement on or after the age of 65 or death. For any other reason, vesting occurs at the rate of 25% for each year of credited service. Benefits are reduced by an amount equal to 50% of the amount of any monthly primary Social Security benefit (determined at age 65) or, in the case of commencement of payment of early retirement benefits prior to age 65, by 50% of the monthly primary Social Security benefit that would become payable at age 65, determined under the terms of the Social Security Act in effect at the time early retirement benefits commence.


     As in the case of the Directors' Retirement Plan (as defined below), the Corporation (or the subsidiary responsible for payment of benefits) may purchase insurance policies or annuity contracts to provide for payment of benefits under the Executive Retirement Plan, but persons entitled to benefits have no right to such policies or contracts or other specific assets or properties of the Corporation or subsidiary unless express trusts of any such assets or properties have been established for the purpose of payment of benefits.

     For the period ending December 31, 1997, the Bank paid insurance premiums of $51,000 in order to fund obligations under the Executive Retirement Plan, with a cash residual value of $951,000.

     The following table illustrates the approximate retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee's life or for 10 years (whichever is greater):


                            ANNUAL RETIREMENT INCOME
                            Years of Credited Service


 Final Average                                                   10
  Compensation        2          4          6          8       or more
---------------   --------   --------   --------   --------   --------
$   60,000          5,400    10,800     16,200     21,600      27,000
    80,000          7,200    14,400     21,600     28,800      36,000
   100,000          9,000    18,000     27,000     36,000      45,000
   120,000         10,800    21,600     32,400     43,200      54,000
   140,000         12,600    25,200     37,800     50,400      63,000
   160,000         14,400    28,800     43,200     57,600      72,000
   180,000         16,200    32,400     48,600     64,800      81,000
   200,000         18,000    36,000     54,000     72,000      90,000


Mr. Fred A. Drake has 10 years of credited service.

     Pursuant to the Executive Retirement Plan, Mr. Carter's widow will receive annual payments in the amount of $74,285 for ten years. The first of such payments was made in July 1997.

     Executive Deferred Compensation Plan. The EDCP was established by the Corporation effective January 1, 1989, in order to provide current tax planning opportunities and supplemental retirement or death benefits to Directors and selected key employees or their designated beneficiaries or surviving spouses, children or estates. It is administered by a committee of not less than three persons appointed by the Chairman of the Board of Directors. Although the EDCP is intended to be an unfunded and unsecured plan as defined in sections 201, 301 and 401 of ERISA, the employer (the Corporation or a subsidiary thereof) responsible for payment of benefits may establish trusts, which may be irrevocable but which are subject to the claims of the Corporation's creditors, to provide for payment thereof.


     Participants may elect to defer to their account under the EDCP not less than $2,400 in amount, up to 100%, of their annual compensation. The employer is required to make matching contributions in the amount of 25% of the amount deferred up to a maximum of 5% of compensation before deferrals, and may also make discretionary contributions in any amount.


     EDCP benefits are payable from participants' individual accounts upon termination within 24 months of a change of control of the Corporation or as the result of normal or early retirement, disability or death, or under other limited circumstances. Benefits are payable usually over a period of five years in the case of directors and 10 years in the case of executives, in equal monthly installments commencing on a date chosen by the participant not later than 60 days after the end of the month in which termination of service occurs. Other payment alternatives which may be elected at the discretion of the administrative committee of the EDCP include payment in a single sum or over a period of 15 years, and early withdrawals in limited amounts and hardship distributions are permitted. All amounts deferred are immediately vested at 100%; discretionary contributions are vested as set forth by agreement with the participant at the time of the related deferral, and matching contributions are vested according to the schedule set forth for matching contributions under the Corporation's Deferred Salary Profit-Sharing Thrift Plan. In 1997, amounts which were deferred by the executive officers totaled $25,200 for Mr. Cowee, $11,545 for Mr. Carter, $9,600 for Mr. Drake, and $4,590 for Mr. Jones, which amounts are included in the Summary

Compensation Table. For the period ending December 31, 1997, the Bank paid insurance premiums of $337,000 in order to fund obligations under the EDCP, with a cash residual value of $1,229,000.

     Pursuant to the EDCP, Mr. Carter's widow has been receiving, since July 1997, monthly payments of $2,305. The compensation represented by these payments was previously reported in the year deferred.

     As of December 31, 1997, the Corporation's accrued pension obligation under the Directors' Retirement Plan, the Executive Retirement Plan and the EDCP was $1,927,000.

Compensation of Directors

     General. During 1997, each Director received fees of $850 per Board Meeting attended (except that if the Director was a member of the Board of Directors of both the Corporation and the Bank, and both Boards met on the same day, the Director only received a single $850 fee for attending both meetings) and payments per Committee meeting attended of $200. Neither Mr. Carter nor Mr. Cowee received Director's fees, and Mr. Sorensen will not receive Director's fees. During 1997, cash compensation paid to all Directors totaled $23,405, and payment of additional Director compensation of $81,988 was deferred under the EDCP. Directors electing coverage under the group health insurance plan available to employees of the Corporation have been required to pay 100% of their premiums since January 1989.

     At a meeting of the Board of Directors on December 4, 1997, after which Chairman Rudy Balma had excused himself from said meeting, the Board unanimously passed a resolution to pay Chairman Balma a sum equal to seventy-five percent (75%) of the currently established regular Board Meeting fee in addition to the regular monthly Board Meeting and committee fees, due to the amount of extra work the Chairman must necessarily perform on behalf of the Bank and the Corporation, such additional fee to be effective December 1997.

     Supplemental Retirement Plan for Directors. The Supplemental Retirement Plan for Directors (the "Directors' Retirement Plan") was established by the Corporation as of October 1, 1988 as an unfunded and unsecured plan to provide deferred compensation to Directors of the Corporation who are not also employees of the Corporation or any affiliate ("Outside Directors"). Its general purpose is to aid in retaining the services of such Outside Directors. Outside Directors with 10 years of service to the Corporation or any of its subsidiaries are eligible to receive benefits under the Directors' Retirement Plan, which benefits consist of the payment (commencing upon the earlier of death or the 72nd birthday of the Director) of $5,000 per year for 10 years to the Director, his designated beneficiaries or (in the absence of such a designation) his surviving spouse, children or estate (in that order).

     The obligation to pay benefits under the Directors' Retirement Plan is the responsibility of the Bank. The Bank is authorized to purchase life insurance policies and/or annuity contracts in order to provide for payment of its obligations under the Directors' Retirement Plan, but such obligations have only the legal status of unfunded, unsecured promises to pay money in the future, and no one entitled to receive benefits under the Directors' Retirement Plan has, as a result, any rights to such policies or contracts or other specific property or assets of the Bank unless an express trust is established for such purpose. For the period ending December 31, 1997, the Bank paid insurance premiums of $61,000 in order to fund obligations under the Directors' Retirement Plan, with a cash residual value of $829,000.

North Valley Bancorp 1989 Director Stock Option Plan.

     Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "Director Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, all members of the Board of Directors, including employees who are Directors, automatically receive every January 1,000 nonstatutory stock options to purchase shares of the Corporation's Common Stock. As of April 1, 1998, 147,503 shares were authorized for awards, 50,215 shares were issued and outstanding, 17,151 shares were canceled and 80,137 shares were available for issuance under the Director Plan.

     Options granted under the Director Plan vest immediately as to 20%, with an additional 20% vesting on each of the first four anniversary dates following the date of grant. Such options are exercisable for a period of 10 years from the date of grant at a price which shall be 85% of the fair market value of the

Corporation's Common Stock on the date of grant. The exercise price can be paid by cash, certified check, official bank check or the equivalent thereof acceptable to the Corporation. Options granted pursuant to the Director Plan automatically expire three months after termination of service as a Director for any reason other than cause, death or disability. In the case of termination of service due to death or disability, such options terminate one year from the date of such termination of service. In the event that service as a Director is terminated for cause, the options granted pursuant to the Director Plan expire 30 days after such termination.


     Each Director was granted an option to purchase 1,000 shares in January 1997 at an exercise price per share of $18.28, and 1,000 shares in January 1998 at an exercise price of $25.50. It is anticipated that additional options to purchase 1,000 shares will be granted to each Director each year in January.


     The Director Plan is presently administered by the Board of Directors, which has the authority to delegate some or all of its duties to a committee of the Board of Directors appointed for this purpose, which committee must be composed of not less than three members of the Board of Directors. This committee is generally authorized to administer the Director Plan in all respects, subject to the express terms of the Director Plan.

     The Director Plan provides for adjustment of and changes in the shares of Common Stock reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation of the Corporation.

     The Board of Directors may amend or terminate the Director Plan as provided therein. No amendment or termination may adversely affect the rights of an optionee under a previously granted option without that optionee's consent.


North Valley Bancorp 1989 Employee Stock Option Plan.

     Under the North Valley Bancorp 1989 Employee Stock Option Plan, as amended (the "Employee Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, officers and key full-time salaried employees of the Corporation and its affiliates may be granted options to purchase shares of the Corporation's Common Stock. As of April 1, 1998, 145,775 shares remained authorized for awards, 25,000 options have been granted and are outstanding, 0 options have been cancelled and 170,775 shares were available for issuance under the Employee Plan.

     The exercise price, term and vesting period of each option granted under the Employee Plan is determined by the committee which administers the Employee Plan at the time the option is granted; provided, however, that the exercise price may in no event be less than 85% of the fair market value of the Corporation's Common Stock on the date of grant, nor may the term of an option exceed 10 years or vest at a rate of less than 20% per year during the first five years of the option term.

     Each option granted under the Employee Plan automatically expires three months after termination of employment other than for cause, except that in the case of termination of employment due to death or disability, an option will expire one year from the date of such termination of employment. In the event the optionee's employment is terminated for cause, the option will expire 30 days after such termination of employment.

     The Employee Plan is administered by a committee of the Board of Directors appointed for this purpose, which committee is composed of not less than three members who are not also employees of the Corporation or any of its affiliates (in the absence of such a separate committee, the Board of Directors acts as the committee).

     The Employee Plan provides for adjustment of and changes in the shares reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation. The Board of Directors may amend or terminate the Employee Plan. No amendment or termination may adversely affect the rights of an optionee under a previously granted option without that optionee's consent.

     On February 5, 1998, Mr. Sorensen was granted an option to purchase 25,000 shares at an exercise price per share of $25.50.

                      REPORT OF THE COMPENSATION COMMITTEE


     The Board of Directors acts as the Corporation's compensation committee and reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer, and can, at its discretion, grant stock options to key officers of the Corporation and its affiliates who are primarily responsible for the management and growth of the Corporation's business (no such options were granted in 1997). In conducting its review of salaries, the Board of Directors takes into consideration the overall performance of the Corporation and the Chief Executive Officer's evaluation of individual executive officer performance, with final decisions on base salary adjustments made in conjunction with the Chief Executive Officer. The Board of Directors determines the base salary for the Chief Executive Officer by: (1) examining the Corporation's performance against its preset goals, (2) examining the Corporation's performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Corporation's market area. Based upon the data and performance, the Chief Executive Officer's salary was increased by 3% to $155,823 per annum effective January 1, 1997.

     The Corporation does not have a formal bonus plan. However, at its discretion, the Board of Directors can, and has since 1990, set aside approximately 3% of the after-tax profits of the Bank, which is then divided by the Chief Executive Officer among the top four most highly compensated executive officers. This is not a formal bonus plan and there is no guarantee that such bonuses will be granted in the future.


     Members of the Board of Directors, which acts as the Corporation's compensation committee, as of April 1, 1998, are: Rudy V. Balma, William W. Cox, Dan W. Ghidinelli, Thomas J. Ludden, Kelly V. Pierce, Martin R. Sorensen, Douglas M. Treadway and J. M. ("Mike") Wells, Jr.



                           STOCK PERFORMANCE CHART(1)



[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

Index                      12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
--------------------------------------------------------------------------------
North Valley Bancorp         100.00  122.27     97.07   137.26   160.32   244.39
S&P 500                      100.00  110.08    111.53   153.44   188.52   251.44
Northern California Proxy(2) 100.00  124.19    121.55   184.29   199.58   396.48


(1) Assumes $100 invested on December 31, 1992 in the Corporation's Common Stock, the S & P 500 composite stock index and SNL Securities' Northern California Proxy index, with reinvestment of dividends.

(2)  Source: SNL Securities

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Through its banking subsidiary, the Corporation has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Corporation's Directors, executive officers, holders of five percent or more of the Corporation's Common Stock and members of the immediate family of any of the foregoing persons, including transactions with corporations or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with others, except that all employees (other than executive officers or Directors of the Corporation or its subsidiaries) are granted rate concessions on installment loans and are not charged origination fees on residential real estate loans. Management believes that in 1997 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features.


     J. M. "Mike" Wells, Jr., the General Counsel of the Corporation, Secretary of the Board of Directors and Director, is an attorney in the law firm of Wells, Small, Selke & Graham, a Law Corporation, which contracted to provide professional legal services to the Corporation and the Bank during 1997 and expects to provide professional legal services to them in the future. Wells, Small, Selke & Graham, a Law Corporation, received from the Bank in 1997 a total of $14,057 in legal fees and costs reimbursed.



                                 PROPOSAL NO. 2


                            APPROVAL OF AMENDMENT OF
                          THE ARTICLES OF INCORPORATION
               RESTRICTING SHAREHOLDER ACTION BY WRITTEN CONSENT



Introduction


     Since 1977 the California General Corporation Law ("GCL") has provided that, unless otherwise provided in the articles of incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a shareholders' meeting and generally without prior notice under certain circumstances involving written consent of shareholders, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted.

Shareholder Action by Written Consent

     The Corporation's Articles of Incorporation (the "Articles") do not presently contain any provision limiting the ability of shareholders of the Corporation to act by written consent, and the By-laws of the Corporation currently authorize action by written consent of the shareholders. For the reasons set forth below, Section (a) to proposed Article Third of the Articles would permit shareholders of the Corporation to act by written consent only if the Board of Directors had previously approved the action, which would prevent shareholders of the Corporation from using the written consent procedure to take shareholder action without a shareholders' meeting.

Reasons for the Amendment

     The Board is seeking approval of the amendment because it believes, in a corporate democracy where the majority rules, all shareholders should have the opportunity to meet, listen to competing views and make a decision at a duly noticed meeting of shareholders (unless the Board approves by resolution the taking of action without a meeting).

     The Board of Directors recommends adoption of this proposed amendment because it believes it is in the best interest of the Corporation and its shareholders to assure that all shareholders of the Corporation entitled to vote on a proposed significant corporate action have the opportunity to participate in determining if such action is appropriate through the normal meeting process, except in cases where the

Board of Directors has approved such action by written consent. The Board of Directors believes that in most instances it is inappropriate for shareholders to take corporate action without prior notice to all other shareholders, even if a majority of the shareholders favor such action. The Board believes that the orderly process which is normally used when actions are proposed at meetings is generally preferable to the consent procedure, unless the Board of Directors has approved such action. If action by written consent without a meeting and without the approval of the Board of Directors is permitted, a majority of the shareholders could consent in writing to a corporate action without advance notice to other shareholders. Advance notification to shareholders of proposed corporate actions provides all shareholders the opportunity to express their views on the proposed action and to persuade other shareholders and management of their support or opposition. Additionally, management is provided with an opportunity to review and respond to proposed actions, as appropriate. It is the Board of Directors' view that shareholder decisions reached after all shareholders have received notice and an opportunity to express their views will be informed decisions and more consistent with the Board of Directors' notion of corporate democracy. Also, the Board of Directors believes that the proposed amendment is an effective method of avoiding the disenfranchisement of minority shareholders through the use of written consent solicitation.

Other Effects

     If this Proposal is adopted it may have the effect of discouraging an attempt by another person or entity to gain control of the Corporation or take action which might facilitate gaining control of the Corporation, after the acquisition of a substantial percentage of the shares of the Corporation's outstanding stock. The effect of the proposed amendment would be to encourage any person intending such a change of control to negotiate with the Board of Directors rather than to take unilateral action without notice to the Board of Directors or other shareholders. The Board of Directors believes that such an orderly procedure is in the best interest of the shareholders. However, the proposed amendment could limit shareholders' participation in certain types of transactions (other than at a shareholders' meeting) that might be proposed whether or not such transactions were favored by a majority of the shareholders, and could enhance the ability of officers and directors to retain their positions by precluding changes in control through the written consent procedure. The proposed amendment, if adopted, could render it more difficult or discourage a merger or proxy contest, the assumption of control by a holder of a larger block of the Corporation's securities and the removal of incumbent management.

     Action by written consent may, in some circumstances, permit shareholders to take action opposed by the Board of Directors more rapidly than would be possible if a meeting were required. Proposed Article Third Section (a) would have the effect of making more difficult shareholder actions that do not have the support of the Board of Directors. This proposed amendment also could have the effect of discouraging a person from making a tender offer or otherwise attempting to gain control of the Corporation if such person were unwilling to submit its proposals to a vote of the shareholders at a meeting. For example, the prohibition would prevent a person from attempting to gain approval of a merger without a shareholder meeting. The Board of Directors nonetheless believes that it is important that it be able to give advance notice of and consideration to any such shareholder action and that shareholders be able to discuss at a meeting matters that may affect their rights. In addition, the Corporation's shareholders will still have the ability to initiate action independent of the Board of Directors because California law and the Corporation's Bylaws provide that the holders of not less than 10% of the shares entitled to vote have the power to call a special meeting of the shareholders. However, the proposed amendment would have an adverse impact on shareholders who may want to participate in a consent solicitation rather than a shareholder meeting and are unable to gather 10% of the shares necessary in order to call a special meeting.

     This proposal restricting shareholder action by written consent is not being made in response to any effort by a minority shareholder or group of shareholders to attain representation on the Board of Directors or acquire greater influence in the management of the Corporation's business, nor is the Corporation aware of any such effort. Furthermore, such proposal is not being made in response to any attempt to acquire control of the Corporation, nor is the Corporation aware of any such attempt.

     The Board of Directors does not currently contemplate recommending to the shareholders for their approval any further measures that would affect the ability of third parties to change control of the Corporation other than those contained in Proposals 3 and 4 regarding the elimination of cumulative voting and the authorization of Preferred Stock. The Corporation's By-laws currently contain a provision requiring advance notice of nomination of a candidate for election to the Board of Directors of the Corporation when the nomination is made by a person other than the nominating committee of the Board, which procedure is set forth in the Notice of Annual Meeting of Shareholders. Other than as described in the preceding portion of this paragraph, the Board of Directors is not currently considering any other anti-takeover measures that do not require shareholder approval under California law. The Board of Directors does not believe that the Articles or By-laws of the Corporation currently contain any other provisions which should be viewed as anti-takeover devices.

     The overall effect of the proposed amendment would be to make it more likely that a proposed transaction would be discussed with the Board of Directors. This proposed amendment, together with Proposal No. 3 herein concerning the elimination of cumulative voting would make it more difficult for a nominee to the Board of Directors to be elected without relatively wide support and, as a result, make more difficult an attempt by a minority shareholder or group of shareholders to exert influence in the management of the Corporation's business.

Text of Amendment

     The existing Article Third of the Corporation's Articles consists of the name and address of the Corporation's initial agent for service of process, which, upon amendment and restatement (as proposed) of the Articles, will be eliminated pursuant to Section 1502 of the GCL.

     At the Annual Meeting, the Corporation's shareholders will be asked to approve an amendment to the Corporation's Articles to amend and restate Article Third, adding Section (a) to read as follows:


                                      THIRD

         a. Any action required to be taken at any annual or special meeting of shareholders of this corporation, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that the board of directors of this corporation, by resolution, shall have previously approved any such action.

Conforming By-Law Amendment

     If this Proposal No. 2 is adopted by the shareholders, in order to make the By-laws consistent with the amendment to the Articles set forth in this Proposal No. 2, upon effectiveness of the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of California, Section 10 of the By-laws shall be amended to read as set forth in Annex A which is incorporated herein by reference.

Required Approval

     Approval of the proposed amendment to Article Third of the Articles requires that holders of a majority of the outstanding shares of Common Stock of the Corporation vote "FOR" the proposal.

Recommendation of Management

     The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders, and unanimously recommends a vote "FOR" its approval.

                                 PROPOSAL NO. 3

                            APPROVAL OF AMENDMENT OF
                          THE ARTICLES OF INCORPORATION
                   CONCERNING ELIMINATION OF CUMULATIVE VOTING

Introduction

     Effective on January 1, 1990, the GCL was amended to permit California corporations with widely traded securities to provide, with the approval of their shareholders, for majority rule voting in electing directors in lieu of cumulative voting. California law specifically allows a corporation with its common stock quoted on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System and with at least 800 shareholders of record to eliminate cumulative voting by an amendment to its Bylaws or Articles of Incorporation. Prior to such legislation, cumulative voting in electing directors was mandatory for California corporations upon proper notice by any shareholder of the corporation. By permitting shareholders of California corporations to provide for majority rule voting in electing directors, the new law substantially conforms California corporate law with the corporate laws of a majority of other states (including Delaware, Illinois, Michigan, New Jersey, New York, Ohio, Pennsylvania and Texas) which either provide that cumulative voting is optional or make no provision for cumulative voting at all. Only a small minority of states still require that shareholders be permitted to invoke cumulative voting. On April 7, 1998 the Corporation's Common Stock became listed for trading on the Nasdaq National Market System under the symbol NOVB.


Cumulative Voting


     Cumulative voting in the election of directors may currently be invoked by any shareholder of the Corporation who complies with statutory notice requirements. Cumulative voting entitles shareholders to a number of votes per share of Common Stock equal to the number of directors to be elected, and all nominees are voted upon simultaneously. Holders of shares may cast all of their votes for a single nominee or distribute them among two to more nominees.

     As a consequence of cumulative voting, a shareholder with a relatively small number of voting shares may be able to elect one or more directors. For example, if a shareholder were to give the appropriate notice and properly nominate a nominee, and nine directors were to be elected at an annual meeting, a shareholder holding 10% of the voting shares could elect one director by cumulating and casting his or her votes for one candidate. This is true even if shareholders holding 90% of the voting shares are opposed to the election of that candidate and cast their votes to elect nine other nominees.


     Absent cumulative voting, a nominee cannot be elected without relatively wide support, as shareholders are entitled to only one vote per share with the nominee receiving the greatest number of votes being elected. Consequently, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all directors of the Corporation, and holders of less than a majority of the shares may not be able to elect any directors.

     For the reasons set forth below, the Board believes that the Articles should be amended to eliminate cumulative voting.

Reasons for the Amendment


     The Board believes that the elimination of cumulative voting is advantageous to the Corporation and its shareholders because each director of a publicly held corporation has a duty to represent the interests of all shareholders rather than any specific shareholder or group of shareholders. The presence on the Board of Directors of one or more directors representing the interests of a minority shareholder or group of shareholders could disrupt the management of the Corporation and prevent it from operating in the most effective manner. Furthermore, the election of directors who view themselves as representing a particular minority constituency could introduce an element of discord on the Board of Directors, impair the ability of the directors to work effectively and discourage qualified independent individuals from serving as directors. Providing for majority rule voting in the election of directors by eliminating cumulative voting will help ensure that each director acts in the best interests of all shareholders.

     This proposal concerning the elimination of cumulative voting is not being made in response to any effort by a minority shareholder or group of shareholders to attain representation on the Board of Directors or acquire greater influence in the management of the Corporation's business, nor is the Corporation aware of any such effort. Furthermore, such proposal is not being made in response to any attempt to acquire control of the Corporation, nor is the Corporation aware of any such attempt.


Other Effects


     Approval of Section (b) of the proposed amendment may render more difficult any attempt by a holder or group of holders of a significant number of voting shares, but less than a majority, to change or influence the management or policies of the Corporation. In addition, under certain circumstances, the proposed amendment, along with other measures that may be viewed as having anti-takeover effects (such as Proposal No. 2 herein), may discourage an unfriendly acquisition or business combination involving the Corporation that a shareholder might consider to be in such shareholder's best interest, including an unfriendly acquisition or business combination that might result in payment of a premium over the market price for the shares held by the shareholder. For example, the proposed amendment may discourage the accumulation of large minority shareholdings (as a prelude to an unfriendly acquisition or business combination proposal or otherwise) by persons who would not make that acquisition without being assured of representation on the Board of Directors. See Proposal No. 2 herein concerning the proposed amendment to the Articles restricting shareholder action by written consent.

Text of Amendment

     The existing Article Third of the Corporation's Articles consists of the name and address of the Corporation's initial agent for service of process, which, upon amendment and restatement (as proposed) of the Articles, will be eliminated pursuant to Section 1502 of the GCL.

     At the Annual Meeting, the Corporation's shareholders will be asked to approve an amendment to the Corporation's Articles to amend and restate Article Third, adding Section (b) to read as follows:


                                      THIRD

         b. No holder of any class of stock of the corporation shall be entitled to cumulate votes in connection with any election of directors of the corporation.


Conforming By-Law Amendment


     If this Proposal No. 3 is adopted by the shareholders, in order to make the By-laws consistent with the amendment to the Articles set forth in this Proposal No. 3, upon effectiveness of the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of California, Section 11 of the By-laws shall be amended to read as set forth in Annex A which is incorporated herein by reference.


Required Approval


     Approval of the proposed amendment to Article Third of the Articles requires that holders of a majority of the outstanding shares of Common Stock of the Corporation vote "FOR" the proposal.


Recommendation of Management


     The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders, and unanimously recommends a vote "FOR" its approval.


                                 PROPOSAL NO. 4


             APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                  TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK

     Introduction

     On March 20, 1998, the Board adopted an amendment to Article Fourth of the Corporation's Articles which authorizes the issuance of up to 5,000,000 shares of Preferred Stock. In order to be effective, this amendment of the Articles must be approved by holders of a majority of the outstanding shares of Common Stock of the Corporation. The Board believes that it is in the best interests of the Corporation and its shareholders to approve an amendment of the Articles to authorize the issuance of up to 5,000,000 shares of Preferred Stock, which may be issued in one or more series and which shall have such rights, preferences, privileges and restrictions as determined by the Board of Directors. The authorization of such Preferred Stock would provide the Corporation with flexibility in terms of capital structure and would permit the Board to react without further shareholder approval to the Corporation's capital needs or to strategic opportunities which may arise in the future. It is proposed that the text of Article Fourth of the Articles be amended to read as follows:

         Capitalization. This corporation is authorized to issue two classes of shares designated "Common Stock," and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is 20,000,000, and the number of shares of Preferred Stock authorized to be issued is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Reasons for the Amendment

     The majority of publicly traded companies has authorized one or more classes or series of Preferred Stock. Preferred Stock is generally defined to mean any class of equity securities which has a dividend and/or liquidation preference over common stock. Pursuant to the proposed amendment to the Corporation's Articles, the rights, preferences, privileges and restrictions of any Preferred Stock shall be determined by the Board of Directors. As a result, in the event that this proposed amendment to the Corporation's Articles is adopted by shareholders, the Board of Directors of the Corporation may authorize the issuance of Preferred Stock or series of Preferred Stock that have certain dividend and/or liquidation preferences over the Corporation's Common Stock.

Other Effects

     Issuance of shares of preferred stock or adoption of a shareholders' rights plan which utilizes preferred stock may discourage or make more difficult or expensive certain mergers, tender offers or other purchases of the Corporation's Common Stock and might discourage potential takeover attempts.

     The Corporation does not at the present time have any plan or intention to issue shares of such Preferred Stock or to adopt a shareholders' rights plan. The Corporation's Articles presently authorize 20,000,000 shares of Common Stock and no change to that number of shares is requested.


     The authorization of shares of Preferred Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Corporation. However, to the extent that preferred shares which are convertible into the Corporation's Common Stock are subsequently issued in connection with any corporate action to persons other than the present shareholders, such issuance could have a dilutive effect on the earnings per share and voting power of present shareholders.

     In addition, although the issuance of shares of Preferred Stock in certain instances may have the effect of forestalling a hostile takeover, the Board of Directors does not intend or view the authorization of Preferred Stock as an anti-takeover measure. Notwithstanding the Board's intention, under California law under certain circumstances, holders of preferred shares, even if those shares are not granted voting rights, will have the right to vote in connection with certain fundamental corporate transactions such as a reorganization; under those circumstances unless the requisite vote is obtained from holders of that class, the preferred shareholders may effectively be able to block transactions which are otherwise supported by the common shareholders. The Corporation is not aware of any proposed or contemplated transaction of this type, and this amendment to the Articles of Incorporation is not being recommended in response to any specific effort of which the Corporation is aware to obtain control of the Corporation. The authorized shares of Preferred Stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Corporation's stockholders, except as may be required by applicable laws or regulations. Other than as disclosed in Proposals Nos. 2 and 3 herein, the Board of Directors does not believe the Articles or By-laws of the Corporation currently contain any other provisions which should be viewed as anti-takeover devices.


Required Approval

     Approval of the proposed amendment to Article Fourth of the Articles requires that holders of a majority of the outstanding shares of Common Stock of the Corporation vote "FOR" the proposal.

Recommendation of Management


     The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders, and unanimously recommends a vote "FOR" its approval.


                                 PROPOSAL NO. 5


                          APPROVAL OF AMENDMENT OF THE
                            ARTICLES OF INCORPORATION
                       REGARDING INDEMNIFICATION OF AGENTS

Introduction

     In September 1987, the GCL was amended to permit California corporations to indemnify directors, officers and other corporate agents under a broader range of circumstances than was permitted under prior California law, including circumstances in which indemnification would otherwise be discretionary. The Board has determined that it is in the best interests of the Corporation and its shareholders to amend the Articles to take advantage of this legislation.

     At the Corporation's 1988 Annual Meeting of Shareholders, the shareholders voted upon and approved an amendment to the Corporation's Articles to add Article Fifth. Article Fifth as adopted in 1988 presently reads as follows:

         Liability  of  Directors.   The  liability  of  the  directors  of  the
     corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

Reasons for the Amendment

     Recent years have seen an increasing incidence of claims against corporate directors, officers and other agents asserting liability for actions taken by them in the course of the performance of their duties. The expense of defending such matters, whether they are meritorious or frivolous, is often beyond the financial means of the individual defendant. Additionally, the potential damages and the costs of defense are often disproportionately high when compared to the compensation received from the corporation by the defendant. This is particularly, although not exclusively, true with regard to corporate directors who, as in the case of the Corporation's directors, serve the corporation for relatively nominal consideration. Concern over exposure to possible monetary expense and liability can have a limiting effect on the willingness of corporate directors, officers and agents to perform their duties with creativity and vigor and in a manner they believe to be beneficial to the corporation and its shareholders.

     It is  believed  that in order to  continue  to attract  and retain  highly qualified and motivated directors, officers and other corporate agents, amendment of the Corporation's Articles in the manner proposed is essential. While not yet experienced by the Corporation, other corporations have had persons resign due to the absence of suitable provisions for indemnification. Additionally, it is believed that failure of the Corporation to provide for indemnification to the fullest extent permitted by law places the Corporation at a competitive disadvantage with other corporations that provide such protection and may thus be in a better position to attract the services of highly qualified individuals.

The Proposed Amendment

     At this year's Annual Meeting, it is proposed to amend Article Fifth of the Corporation's Articles to designate the existing Article Fifth (as set forth above) as Section (a) of Article Fifth and to add new Sections (b) and (c) to Article Fifth as follows:


                                      FIFTH

         b. The corporation shall indemnify any director or officer of the corporation in all circumstances in which indemnification is permitted by the provisions of section 317(b) and (c) of the California Corporations Code and shall advance the expenses of any director or officer in all circumstances in which such advancement of expenses is permitted by the provisions of section 317(f) of the California Corporations Code; provided, however, that such indemnification is not authorized with respect to an action for a breach of the duty of the director or officer to the corporation or its shareholders if any of the exceptions to exoneration from liability of directors set forth in section 204(a)(10) of the California Corporations Code are applicable. In addition to the mandatory indemnification provided for in this Article Fifth, the corporation is authorized to provide indemnification of agents (as defined in section 317 of the California Corporations Code) through by-law provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by section 317 of the California Corporations Code, to the fullest extent permissible under California law. The corporation is further authorized to provide insurance for agents in accordance with and subject to the provisions of section 317(i) of the California Corporations Code.

         c. Any repeal or modification of sub-Articles "a" and "b" above by the shareholders of this corporation shall not adversely affect any right or protection of an agent of this corporation existing at the time of such repeal or modification.

     Amendment of Article Fifth to read as proposed above will authorize the Corporation to provide directors and officers the full indemnification protections allowed by California law, including mandatory indemnification and advancement of expenses when such indemnification and advancement would otherwise be permissible under California law.

     Insofar as the proposed amendment would authorize or provide indemnification for liabilities of directors or officers arising under the Securities Act of 1933, the Corporation has been informed that in the opinion of the Securities and Exchange Commission such indemnification for such liabilities is against public policy as expressed in said Act and is therefore unenforceable.

Interests of Certain Persons

     While the Corporation's directors and officers at the present time are protected by insurance purchased by the Corporation insuring them against certain liabilities incurred in their status as directors and officers, nevertheless, inasmuch as present directors, as well as future directors, may benefit from the protections authorized by the proposed amendment, such directors have a potential interest in the approval of the proposed amendment. At present, to the Corporation's knowledge, there is no pending or threatened litigation involving present or former directors or officers where indemnification would be required or permitted under the proposed language in Article Fifth of the Articles.

Required Approval

     Approval of the proposed amendment to Article Fifth of the Articles requires that holders of a majority of the outstanding shares of Common Stock of the Corporation vote "FOR" the proposal.

Recommendation of Management

     The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders, and unanimously recommends a vote "FOR" its approval.


IF PROPOSALS 2, 3, 4 AND 5 ARE ADOPTED, THE CORPORATION WILL ACCOMPLISH SUCH AMENDMENTS PURSUANT TO THE FILING WITH THE SECRETARY OF STATE OF

THE STATE OF CALIFORNIA OF AN AMENDED AND RESTATED ARTICLES OF INCORPORATION SUBSTANTIALLY IN THE FORM OF THE DRAFT ATTACHED HERETO AS ANNEX B. IF CERTAIN OF THE PROPOSALS ARE ADOPTED AND OTHERS ARE NOT ADOPTED, THEN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION SET FORTH IN ANNEX B WILL BE REVISED TO REFLECT ONLY THOSE AMENDMENTS ADOPTED PRIOR TO FILING THE AMENDED AND RESTATED ARTICLES OF INCORPORATION WITH THE SECRETARY OF STATE OF THE STATE OF CALIFORNIA.


                                 PROPOSAL NO. 6


                         APPROVAL OF THE ADOPTION OF THE
             NORTH VALLEY BANCORP 1998 EMPLOYEE STOCK INCENTIVE PLAN

     The North Valley Bancorp 1998 Employee Stock Incentive Plan (the "Stock Incentive Plan") was adopted by the Corporation's Board of Directors on February 17, 1998, subject to the approval of the Corporation's shareholders. The Stock Incentive Plan is effective February 17, 1998.

     The text of the Stock Incentive Plan is set forth in Annex C to this Proxy Statement. The following is a summary of the material provisions of the Stock Incentive Plan. Shareholders are urged to read the Stock Incentive Plan in its entirety. This summary is qualified entirely by reference to the Stock Incentive Plan. Any capitalized terms which are used in this summary description but not defined have the meanings assigned to them in the Stock Incentive Plan.

Purpose


     The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options ("ISOs") or non-statutory stock options ("NSOs")) to key employees and also provides for the award of shares of Common Stock to outside directors. The Stock Incentive Plan defines "key employee" as a common-law employee of the Corporation, its parent or any subsidiary of the Corporation, an "outside director", or a consultant or advisor who provides services to the Corporation, its parent or any subsidiary of the Corporation. For purposes of the Stock Incentive Plan, an "outside director" is defined as a member of the Board who is not a common-law employee of the Corporation, its parent or any subsidiary of the Corporation. The Stock Incentive Plan is intended to aid the Corporation in its efforts to attract and retain such individuals.


     The  Board  believes  that  the  Stock   Incentive  Plan  will  enable  the
Corporation  to  continue  to attract and retain  highly  qualified  individuals capable of implementing the Corporation's long-term strategic goals and objectives. The Board further believes that the Stock Incentive Plan will provide the Corporation with the means to motivate high levels of performance by key employees in order to increase shareholder value.


     The Committee of the Board of Directors that will administer the Stock Incentive Plan (the "Committee") expects to use option awards under the Stock Incentive Plan as its primary method of providing stock-based incentive compensation to key employees and outside directors over the next few years. The Stock Incentive Plan provides that ISOs under the Stock Incentive Plan may not be granted at less than 100% of fair market value of the Common Stock on the grant date, which means that participants receive nothing unless the
Corporation's stock price increases over the option term. By permitting the grant of ISOs, the Stock Incentive Plan provides more flexibility to the Corporation than is currently available under the Employee Plan, which is limited to grants of NSOs. As of April 1, 1998, under the Employee Plan 145,775 shares were available for grant, and 25,000 options have been granted which are still outstanding. The Board believes that the Stock Incentive Plan directly ties management's and directors' interests to those of the shareholders and that approval of the Stock Incentive Plan is in the shareholders' best interests.


Options

     The Stock Incentive Plan provides for the grant to key employees of stock options, which may consist of NSOs and ISOs. The shares of Common Stock authorized to be granted as options under the Stock

Incentive Plan shall consist of 300,000 shares of the Corporation's Common Stock. Effective January 1, 1999 and on each January 1 thereafter for the remaining term of the Stock Incentive Plan, the aggregate number of shares of Common Stock which may be issued as options under the Stock Incentive Plan to individuals shall be increased by a number of shares of Common Stock equal to 2% of the total number of the shares of Common Stock of the Corporation outstanding at the end of the most recently concluded calendar year. Any shares of Common Stock that have been reserved but not issued as options during any calendar year shall remain available for grant during any subsequent calendar year. Notwithstanding the foregoing, no more than 300,000 shares of Common Stock shall be available for the grant of ISOs for the remaining term of the Stock Incentive Plan.

Stock Awards

     Each outside director shall also be eligible to receive a stock award of 300 shares of Common Stock of the Corporation as part of his or her annual retainer payment from the Corporation. Such stock award shall be fully vested when granted to the outside director. The number of shares of Common Stock of the Corporation available as stock awards to outside directors shall equal the number of shares of Common Stock of the Corporation to be awarded to such outside directors.

Participants

     Key employees are eligible for the grant of options under the Stock Incentive Plan. However, eligibility for the grant of ISOs is limited to key employees of the Corporation or its parent or any subsidiaries of the Corporation who are common-law employees; thus consultants and non-employee directors of the Corporation are ineligible for grants of ISOs under the Stock Incentive Plan. The exercise price of ISOs to key employees who are common-law employees and who own 10% or more of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any subsidiary of the Corporation must equal at least 110% of the fair market value of the Common Stock on the date of grant and the term of such an ISO may not be greater than 5 years. An outside director is also eligible to receive a stock award of 300 shares of Common Stock as part of his or her annual retainer payment from the Corporation.

Administration

     The Stock Incentive Plan will be administered by a Committee appointed by the Board. The Committee shall have membership composition which enables the Stock Incentive Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

Termination

     If approved by the shareholders, the Stock Incentive Plan shall continue in effect until all shares of stock available for grant or awards under the Stock Incentive Plan shall have been acquired through exercise of options or awards. However, no ISOs may be granted under the Stock Incentive Plan after February 16, 2008. The Stock Incentive Plan may be terminated at such earlier time as the Board of Directors may determine.

Terms of Stock Options

     Options granted pursuant to the Stock Incentive Plan need not be identical. The exercise price under each option shall be established by the Committee, but in no event will the exercise price for ISOs be less than 100% of the fair market value of the stock on the date of grant; provided, however, that any ISO granted to a 10% owner shall comply with the rules set forth above. The Stock Incentive Plan defines "fair market value" as the market price of shares of Common Stock, determined by the Board, which shall be equal to the last transaction price reported by the applicable composite transactions report for such date. Whenever possible, the determination of fair market value by the Board shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons. The last sale price per share of the Corporation's Common Stock as reported on the Nasdaq Electronic Bulletin Board on March 27, 1998, was $32.00.

     The exercise price of any option must be paid in full at the time of exercise. The exercise price may be paid in cash or, as acceptable to the Committee by arrangement with a broker where payment of the option price is guaranteed by the broker, by the surrender of shares of the Corporation owned by the participant exercising the option and having a fair market value on the date of exercise equal to the exercise price, or by any combination of the foregoing equal to the exercise price. The Board may, at its discretion, accept payment for all or any part of the exercise price of any option in the form of Common Stock of the Corporation which have already been owned by the optionee for such duration as shall be specified by the Board; or accept payment for all or any part of the exercise price of any option by the delivery (on a form prescribed by the Board) of an irrevocable direction to pledge Common Stock of the Corporation to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of all or part of the exercise price and any withholding taxes; or accept payment for the exercise price of any option in the form of a full-recourse promissory note, provided that to the extent required by applicable law, the par value of the Common Stock of the Corporation shall be paid in cash; or payment of the exercise price of any option may be made in any other form that is consistent with applicable laws, regulations and rules.

     Options shall have such terms and be exercisable in such manner and at such times as the Committee may determine. However, each ISO must expire within a period of not more than ten (10) years from the grant date. Unless otherwise provided in the option agreement, each option shall be transferable only by will or the law of descent and distribution and shall only be exercisable by the participant during his or her lifetime.

     The Committee may, at any time prior to exercise and subject to consent of the participant, amend, modify or cancel any option previously granted and may or may not substitute in their place options at a different price and of a different type under different terms or in different amounts.

Federal Income Tax Consequences

     The following discussion of the federal income tax consequences of the Stock Incentive Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

     ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. NSOs need not comply with such requirements.

     An employee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one- and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the option price) or
(ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. The Corporation is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Corporation will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

     An employee is not taxed on the grant of an NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Corporation is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Corporation does not receive a deduction for this gain.

     The award of Common Stock to outside directors will be fully taxable at the time of the grant. The Corporation will receive a deduction for this amount. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

Plan Benefits

     The Committee has full discretion to determine the number and amount of options to be granted to key employees under the Stock Incentive Plan. Therefore, the benefits and amounts that will be received by each of the executive officers named in the Summary Compensation Table, the executive officers as a group and all other key management employees under the Stock Incentive Plan are not presently determinable. Details on stock options granted during the last two years to the executive officers named in the Summary Compensation Table are presented herein in the table entitled "Summary Compensation Table."

Required Approval

     Approval of the proposed Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.

Recommendation of Management

     The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders, and unanimously recommends a vote "FOR" its approval.



                                 PROPOSAL NO. 7


                            APPROVAL OF AN AMENDMENT
           TO THE NORTH VALLEY BANCORP 1989 DIRECTOR STOCK OPTION PLAN


Summary of the North Valley Bancorp 1989 Director Stock Option Plan

     This summary description of the 1989 Director Stock Option Plan (the "Director Plan") is qualified in its entirety by reference to the Director Plan, a copy of which is available upon written request to the Corporate Secretary, North Valley Bancorp, 880 East Cypress Avenue, Redding, California, 96002. Shareholders are urged to read the Director Plan in its entirety.


     The North Valley Bancorp 1989 Stock Option Plan, as amended (the "Director Plan"), which was approved by the shareholders of the Corporation at the Corporation's 1990 Annual Meeting of Shareholders, provides for awards in the form of NSOs to purchase shares of the Corporation's Common Stock to all members of the Board of Directors, including employees who are directors. Under the Director Plan, all members of the Board of Directors automatically receive every January a grant of 1,000 NSOs to purchase shares of the Corporation's Common Stock. See "Executive Compensation--North Valley Bancorp 1989 Director Stock Option Plan." At the date of this Proxy Statement there were 8 individuals eligible for awards of options under the Plan. The fair market value of the Corporation's Common Stock subject to such awards on March 27, 1998, was $32.00 per share. As of March 27, 1998, 50,215 options have been granted which are still outstanding under the Director Plan, and 80,137 shares were reserved for awards.


     The Corporation expects to exceed its projected number of shares available for issuance under the Director Plan. In order to continue to provide appropriate incentives, the Corporation desires to amend the Director Plan so that the number of shares of the Corporation's Common Stock available for grant under the Director Plan shall equal that number of shares to be issued upon the exercise of options granted under the Director Plan. By its terms, the Director Plan will not terminate except by action of the Board of Directors.

Proposed Amendment


     The proposed amendment, which is subject to approval by the Corporation's shareholders, would amend Section 4 of the Director Plan to add the following at the end thereof:

         Effective as of January 1, 1998, the number of Shares available for grant under the Plan shall equal the number of Shares to be issued upon the exercise of options granted under the Plan.


Federal Income Tax Consequences

     The proposed amendment of the Director Plan will have no effect upon the tax consequences to participants or the Corporation.

Required Approval

     Approval of the proposed amendment requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.

Recommendation of Management

     The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders, and unanimously recommends a vote "FOR" its approval.



                                 PROPOSAL NO. 8


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP, which served the Corporation as independent public accountants for the 1997 fiscal year, has been selected by the Audit Committee of the Board of Directors of the Corporation as the Corporation's independent public accountants for the 1998 fiscal year. Deloitte & Touche LLP has no interest, financial or otherwise, in the Corporation. All Proxies will be voted for ratification of the appointment of Deloitte & Touche LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Deloitte & Touche LLP should for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee.

Required Approval


     The approval of the ratification of the appointment of Deloitte & Touche LLP as the Corporation's independent public accountants for the 1998 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.


Recommendation of Management

     The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP.


     A representative of Deloitte & Touche LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and respond to appropriate questions from shareholders present at the Meeting.

                             SHAREHOLDER PROPOSALS

     The Corporation's 1999 Annual Meeting of Shareholders will be held on May 17, 1999. Shareholder proposals must be received by the Corporation no later than December 18, 1998, to be considered for inclusion in the Proxy Statement and Proxy for the 1999 Annual Meeting of Shareholders.


                                  OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.



                                        By Order of the Board of Directors,

                                        /s/ J. M. Wells, Jr.
                                        ----------------------------------
                                        J. M. ("Mike") Wells, Jr.
                                        Secretary


Redding, California
April 20, 1998

                                     ANNEX A

     Section 10. Action Without Meeting. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, except that unanimous written consent shall be required for election of directors to non-vacant positions; provided, however, that the board of directors of this corporation, by resolution, shall have previously approved any such action.

     Unless the consents of all shareholders entitled to vote have been solicited or received in writing, notice shall be given to non-consenting shareholders to the extent required by Section 603(b) of the Corporations Code.

     Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.


     Section 11. Voting Rights. Only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the record date fixed by the Board of Directors as provided in Section 40 for the determination of shareholders of record shall be entitled to notice of and to vote at such meeting of shareholders. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be on the day on which the first written consent is given; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.


     Except as provided in the Articles of Incorporation, each shareholder entitled to vote shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders.

     No shareholder shall be entitled to cumulate votes in favor of any candidate or candidates.

     In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected; votes against the director and votes withheld shall have no legal effect.

     Voting may be by voice or ballot, provided that any election of directors must be by ballot upon the demand of any shareholder made at the meeting and before the voting begins.

                                     ANNEX B


                                    DRAFT OF
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                              NORTH VALLEY BANCORP


                                      FIRST
                        The name of this corporation is:

                              NORTH VALLEY BANCORP


                                     SECOND

     The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.


                                      THIRD

     a. Any action required to be taken at any annual or special meeting of shareholders of this corporation, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that the board of directors of this corporation, by resolution, shall have previously approved any such action.


     b. No holder of any class of stock of the corporation shall be entitled to cumulate votes in connection with any election of directors of the corporation.



                                     FOURTH

     Capitalization. This corporation is authorized to issue two classes of shares designated "Common Stock," and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is 20,000,000, and the number of shares of Preferred Stock authorized to be issued is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.


                                      FIFTH

     a.  Liability  of  Directors.   The  liability  of  the  directors  of  the
corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

     b. The corporation shall indemnify any director or officer of the corporation in all circumstances in which indemnification is permitted by the provisions of section 317(b) and (c) of the California Corporations Code and shall advance the expenses of any director or officer in all circumstances in which such advancement of expenses is permitted by the provisions of section 317(f) of the California Corporations Code; provided, however, that such indemnification is not authorized with respect to an action for a breach of the duty of the director or officer to the corporation or its shareholders if any of the exceptions to exoneration from liability of directors set forth in section 204(a)(10) of the California Corporations Code are applicable. In addition to the mandatory indemnification provided for in this Article Fifth, the corporation is authorized to provide indemnification of agents (as defined in section 317 of the California Corporations Code) through by-law provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by section 317 of the California Corporations Code, to the fullest extent permissible under California law. The corporation is further authorized to provide insurance for agents in accordance with and subject to the provisions of section 317(i) of the California Corporations Code.

     c. Any repeal or modification of sub-Articles "a" and "b" above by the shareholders of this corporation shall not adversely affect any right or protection of an agent of this corporation existing at the time of such repeal or modification.

                                     ANNEX C



                              NORTH VALLEY BANCORP
                       1998 EMPLOYEE STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS


                                                                        Page
                                                                       -----

ARTICLE 1.       INTRODUCTION ......................................    C-1

ARTICLE 2.       ADMINISTRATION ....................................    C-1
      2.1        Committee Composition .............................    C-1
      2.2        Committee Responsibilities ........................    C-1

ARTICLE 3.       SHARES AVAILABLE FOR GRANTS .......................    C-1
      3.1        Basic Limitation ..................................    C-1
      3.2        Additional Shares .................................    C-1

ARTICLE 4.       ELIGIBILITY .......................................    C-2
      4.1        General Rules .....................................    C-2
      4.2        Incentive Stock Options ...........................    C-2

ARTICLE 5.       OPTIONS ...........................................    C-2
      5.1        Stock Option Agreement ............................    C-2
      5.2        Number of Shares ..................................    C-2
      5.3        Exercise Price ....................................    C-2
      5.4        Exercisability and Term ...........................    C-2
      5.5        Effect of Change in Control .......................    C-2
      5.6        Modification or Assumption of Options .............    C-2

ARTICLE 6.       PAYMENT FOR OPTION SHARES .........................    C-2
      6.1        General Rule ......................................    C-2
      6.2        Surrender of Stock ................................    C-3
      6.3        Exercise/Sale .....................................    C-3
      6.4        Exercise/Pledge ...................................    C-3
      6.5        Promissory Note ...................................    C-3
      6.6        Other Forms of Payment ............................    C-3

ARTICLE 7.       PROTECTION AGAINST DILUTION .......................    C-3
      7.1        Adjustments .......................................    C-3
      7.2        Reorganizations ...................................    C-3

ARTICLE 8.       PAYMENT OF DIRECTOR'S FEES IN SECURITIES ..........    C-3
      8.1        Effective Date ....................................    C-3
      8.2        Receipt of Stock Awards ...........................    C-3
      8.3        Number of Stock Awards ............................    C-4

ARTICLE 9.       LIMITATION ON RIGHTS ..............................    C-4
      9.1        Retention Rights ..................................    C-4
      9.2        Stockholders' Rights ..............................    C-4
      9.3        Regulatory Requirements ...........................    C-4

ARTICLE 10.      LIMITATION ON PAYMENTS ............................    C-4
     10.1        Basic Rule ........................................    C-4
     10.2        Reduction of Payments .............................    C-4
     10.3        Overpayments and Underpayments ....................    C-4
     10.4        Related Corporations ..............................    C-5

ARTICLE 11.      WITHHOLDING TAXES .................................    C-5
     11.1        General ...........................................    C-5
     11.2        Share Withholding .................................    C-5

ARTICLE 12.      ASSIGNMENT OR TRANSFER OF AWARDS ..................    C-5
     12.1        General ...........................................    C-5

                                                         Page
                                                        -----
ARTICLE 13.       FUTURE OF THE PLAN ................    C-5
     13.1         Term of the Plan ..................    C-5
     13.2         Amendment or Termination ..........    C-5

ARTICLE 14.       DEFINITIONS .......................    C-5

ARTICLE 15.       EXECUTION .........................    C-7

                              NORTH VALLEY BANCORP
                       1998 EMPLOYEE STOCK INCENTIVE PLAN


ARTICLE 1. INTRODUCTION.

     The Plan was adopted by the Board on February 17, 1998, subject to approval by the Company's stockholders.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Stock Awards or Options (which may constitute incentive stock options or nonstatutory stock options).

     The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except their choice-of-law provisions).


ARTICLE 2. ADMINISTRATION.

     2.1 Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act or the Board itself. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     2.2 Committee Responsibilities. The Committee shall:

         (a) Select the Key Employees who are to receive Awards under the Plan;

         (b) Determine the type, number, vesting requirements and other features and conditions of such Awards;

         (c) Interpret the Plan; and

         (d) Make all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.


ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

     3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares initially reserved for award as Options under the Plan shall be 300,000 shares. Effective January 1, 1999 and on each January 1 thereafter for the remaining term of the Plan, the aggregate number of Common Shares which may be issued as Options under the Plan to individuals shall be increased by a number of Common Shares equal to 2% of the total number of the shares of common stock of the Company outstanding at the end of the most recently concluded calendar year. Any Common Shares that have been reserved but not issued as Options during any calendar year shall remain available for grant during any subsequent calendar year. Notwithstanding the foregoing, no more than 300,000 Common Shares shall be available for the grant of ISOs for the remaining term of the Plan. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 7.

     3.2 Additional Shares. If Options terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Award under the Plan.

ARTICLE 4.  ELIGIBILITY.

     4.1 General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. All Outside Directors shall also be eligible to receive Stock Awards described in Article 8.

     4.2 Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.


ARTICLE 5. OPTIONS.

     5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

     5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

     5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price of an ISO shall in no event be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

     5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

     6.1 General Rule. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

         (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

         (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

     6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

     6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.5 Promissory Note. To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note; provided that to the extent required by applicable law, the par value of the Common Shares shall be paid in cash.

     6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.


ARTICLE 7. PROTECTION AGAINST DILUTION.

     7.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

         (a) The number of Options available for future Awards under Article 3;

         (b) The number of Common Shares covered by each outstanding Option; or

         (c) The Exercise Price under each outstanding Option.

Except as provided in this Article 7, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock or other dividend or any other increase or decrease in the number of shares of stock of any class.

     7.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Stock Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.


ARTICLE 8. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

     8.1 Effective Date. No provision of this Article 8 shall be effective unless and until the Board has determined to implement such provision.

     8.2 Receipt of Stock Awards. An Outside Director shall receive a Stock Award of 300 shares of Common Stock as part of his or her annual retainer payment from the Company. Such Stock Awards shall be issued under the Plan. Such an Award shall be fully vested when granted to the Outside Director.

     8.3 Number of Stock Awards. The number of Common Shares available to be granted to Outside Directors as Stock Awards shall equal the number of Common Shares to be issued to such Outside Directors.


ARTICLE 9. LIMITATION ON RIGHTS.

     9.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, and for any reason, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     9.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares.

     9.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.


ARTICLE 10. LIMITATION ON PAYMENTS.

     10.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 10. For purposes of this Article 10, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

     10.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 10, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 10 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     10.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that

Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

     10.4 Related Corporations. For purposes of this Article 10, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.


ARTICLE 11. WITHHOLDING TAXES.

     11.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

     11.2 Share Withholding. A Participant may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions.


ARTICLE 12. ASSIGNMENT OR TRANSFER OF AWARDS.

     12.1 General. Except as provided in Article 11 or the Award agreement, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as provided in the Award agreement, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 12 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.


ARTICLE 13. FUTURE OF THE PLAN.

     13.1 Term of the Plan. The Plan, as originally adopted, shall become effective on February 17, 1998. The Plan shall remain in effect until it is terminated under Section 13.2, except that no ISOs shall be granted after February 19, 2008.

     13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.


ARTICLE 14. DEFINITIONS.

     14.1 "Award" means any award of an Option or a Stock Award under the Plan.

     14.2 "Board" means the Company's Board of Directors, as constituted from time to time.

     14.3 "Change in Control" shall be deemed to occur upon any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company, its Parent or Subsidiary or employee benefit plan or trust maintained by the Company, its Parent or Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the total combined voting power of the common stock of the Company outstanding at such time, without the prior approval of the Board.

     14.4 "Code" means the Internal Revenue Code of 1986, as amended.

     14.5 "Committee" means a committee of the Board, as described in Article 2.

     14.6 "Common Share" means one share of the no par value common stock of the Company.

     14.7 "Company" means North Valley Bancorp, or its successor.

     14.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     14.9 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

     14.10 "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

         (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

         (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

         (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by independent appraisals or as otherwise determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     14.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

     14.12 "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor.

     14.13 "NSO" means a stock option not described in sections 422 or 423 of the Code.

     14.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

     14.15 "Optionee" means an individual or estate who holds an Option or SAR.

     14.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

     14.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     14.18 "Participant" means an individual or estate who holds an Award.

     14.19 "Plan" means the North Valley Bancorp 1998 Employee Stock Incentive Plan, as amended from time to time.

     14.20  "Stock  Award"  means  the  award  of a Common  Share to an  Outside
Director.

     14.21 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     14.22 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.


ARTICLE 15. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.


                                            NORTH VALLEY BANCORP


                                            By__________________________________


                                            Its_________________________________

             Appendix -- 1989 Director Stock Option Plan, as amended




                  AMENDMENT NO. TWO TO THE NORTH VALLEY BANCORP

                         1989 Director Stock Option Plan



         Pursuant to Section 9 of the North Valley Bancorp 1989 Director Stock Option Plan (the "Plan"), the Board of Directors of North Valley Bancorp (the "Corporation") amends the Plan, subject to the approval of the Corpoation's shareholders, as follows:

         Effective as of January 1, 1998, Section 4 of the Plan shall be amended by the addition of the following at the end thereof:

         Effective as of January 1, 1998, the number of Shares available for grant under the Plan shall equal the number of Shares to be issued upon the exercise of options granted under the Plan.

                            AMENDMENT NO. ONE TO THE

                              NORTH VALLEY BANCORP

                         1989 DIRECTOR STOCK OPTION PLAN

         Pursuant to Section 9 of the North Valley Bancorp 1989 Director Stock Option Plan (the "Director Plan"), the Board of Directors of North Valley Bancorp amends the provisions of the Director Plan, as follows:

         1. Section 5(a) of the Director Plan shall be amended in its entirety, as follows:

                  "(a) Grant of Option. Commencing on January 16, 1990 or, if later, the date the options and underlying Shares are first qualified under the California securities laws, and on the date on which the regular Board meeting occurs in each January thereafter, each member of the Board on such date shall be granted an option to purchase one thousand (1,000) Shares; provided, however, that options shall be granted on such dates only if there are sufficient Shares available under the Plan. All stock options granted pursuant to the Plan shall be nonstatutory stock options. A nonstatutory stock option is an option not described in Sections 422(b), 422A(b), 423(b) or 424(b) of the Internal Revenue Code of 1986, as amended (the "Code")."

         2. The third paragraph of Section 5(d) of the Director Plan shall be amended in its entirety, as follows:

                  "CAUSE: If a member of the Board is determined by the full Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by any bank regulatory agency, the optionee shall have the right for a period of thirty (30) days following the date of such termination to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's termination of tenure on the Board, provided the actual date of exercise is in no event after the expiration of the term of the option. In making such determination, the Board shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the optionee's behalf."

         3. A new Section 13 shall be added to the Director Plan, to read as follows:

         "13.  INFORMATION TO OPTIONEES.

                  The Company shall provide to each optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information."

                              NORTH VALLEY BANCORP
                         1989 DIRECTOR STOCK OPTION PLAN


         1.       PURPOSE.

         The purpose of this North Valley Bancorp 1989 Director Stock Option Plan (hereinafter the "Plan") is to provide a method whereby the members of the Board of Directors (hereinafter the "Board") of North Valley Bancorp (hereinafter the "Company") may be stimulated by increased personal involvement in the fortunes and success of the Company, thereby advancing the interests of the Company and its shareholders and to provide a method for the Company to be able to recruit and retain capable directors in the future.

         2.       ADMINISTRATION.

         The following provisions shall govern the administration of the Plan:

         (a) The Plan shall be administered by the Board of Directors of North Valley Bancorp (hereinafter the "Board"), which may delegate some or all of its duties in administering the Plan to a committee of the Board appointed for this purpose composed of not less than three (3) members of the Board (hereinafter, the body administering the Plan, whether it be the Board or any committee so appointed, shall be referred to as the "Committee"). The Board may, from time to time, remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board shall designate a Chairman and Vice-Chairman of the Committee from among the Committee members. Acts of the Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the Committee, at which a quorum of the Committee is present and acting, or (ii) reduced to and approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         (b) The Company shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options, and to make all other determinations necessary or advisable for the Plan's administration; provided, however, that the Committee shall exercise no discretion with respect to the grant of options under the Plan or otherwise alter or amend the terms of any option so that such terms fail to comply with the terms and conditions in Section 5 hereof.

         3.       ELIGIBILITY.

         All members of the Board (including employee-directors) shall be eligible to receive options under this Plan; provided, however, that no option may be granted to a member of the Board who, at the time of such grant, owns Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

         4.       THE SHARES.

         The shares of stock subject to options authorized to be granted under the Plan shall consist of ninety thousand (90,000) shares of the Company's no par value Common Stock (hereinafter the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such shares shall be adjusted as provided in Section 6 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan.

         5.       GRANT, TERMS AND CONDITIONS OF OPTIONS.

         Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Grant of Option. Commencing on January 15, 1990 or, if later, the date the options and underlying Shares are first qualified under the California securities laws, and on the third Monday of each January thereafter, each member of the Board on such date shall be granted an option to purchase one thousand (1,000) Shares; provided, however, that options shall be granted on such dates only if there are sufficient Shares available under the Plan. All stock options granted pursuant to the Plan shall be nonstatutory stock options. A nonstatutory stock option is an option not described in Sections 422(b), 422A(b), 423(b) or 424(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Option Price. The purchase price under each option shall be eighty-five percent (85%) of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Committee. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation section 20.2031-2.

         (c) Duration  and  Exercise of Options.  Each option shall be for a ten
(10) year term and shall vest twenty percent (20%) immediately upon the date of grant and shall vest an additional twenty percent (20%) on each of the first four (4) anniversary dates thereafter. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

         To the extent the right to purchase Shares has vested under a Participant's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. An optionee may also exercise an option by electing to deliver shares of Company Common Stock that have been held by the optionee for at least six (6) months or have the Company withhold from those Shares that would otherwise be received upon exercise of the option. Such an election is subject to approval or disapproval by the Committee, and the timing of the election must satisfy the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

         (d) Termination of Tenure on the Board. Unless the Committee determines otherwise, upon the termination of an optionee's status as a member of the Board, his or her rights to exercise an option then held shall be only as follows:

         DEATH OR DISABILITY: If an optionee's tenure on the Board is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability; provided the actual date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

         CAUSE: If a member of the Board is determined by the full Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by any bank regulatory agency, neither the optionee nor the optionee's estate shall be entitled to exercise any option with respect to any Shares whatsoever after termination of tenure on the Board, whether or not after such termination the optionee may receive payment from the Company for services rendered prior to termination. In making such determination, the Board shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the optionee's behalf.

         OTHER REASONS: If an optionee's tenure on the Board is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three (3) months following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of such termination; provided the date of exercise is in no event after the expiration of the term of the option.

         (e) Transferability of Option. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative.

         (f) Use of Proceeds from Stock. Proceeds from the sale of Shares pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company.

         (g) Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 6 hereof.

         (h) Withholding. The Company shall have the right to condition the issuance of shares upon exercise of an option upon payment by the optionee of any income taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise. Such payment may be made by any method of payment acceptable to the Company, including the withholding of Shares from the total number of Shares issuable upon exercise or the delivery to the Company of shares of Company Common Stock that have been held by the optionee for at least six (6) months. Any election to have Shares withheld or to deliver Shares must satisfy the requirements of Rule 16b-3, as promulgated under the Exchange Act.

         (i) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue to serve on the Board.

         6.       ADJUSTMENT OF, AND CHANGES IN, THE SHARES.

         In the event the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock of the Company shall be increased through the payment of a stock dividend, the Board shall substitute for or add to each Shares of Common Stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each share shall be exchanged, or to which each such shares shall be entitled, as the case may be. In addition, the Board shall make appropriate adjustment in the number and kind of Shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any optionee's proportionate interest in the Company by reason of his or her rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

         In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board shall have the power to cause the termination of every option outstanding hereunder; except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, assume all outstanding options under the Plan; provided, however, that in all events the optionee shall have the right immediately prior to such sale, dissolution, liquidation, or merger or consolidation in which the Company is not the surviving or resulting corporation to notification thereof as soon as practicable and, thereafter, to exercise the option without regard to the vesting provisions of Section 5(c) hereof. This right shall be conditioned upon the execution of a final plan of dissolution or liquidation or a definitive agreement of merger or consolidation.

         In the event of an offer by any person or entity to all shareholders of the Company to purchase any or all shares of Common Stock of the Company (or shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 6 hereof), any optionee under this Plan shall have the right upon the commencement of such offer to exercise the option and purchase shares subject thereto to the extent of any unexercised or unvested portion of such option.

         No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 6. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

         To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         Except as expressly provided in this Section 6, an optionee shall have no rights by reason of any of the following events: (1) subdivision or consolidation of shares of stock of any class issued by the Company; (2) payment by the Company of any stock dividend; (3) any other increase or decrease in the number of shares of stock of any class; (4) any dissolution, liquidation, merger, consolidation, spin-off or acquisition of assets or stock of another corporation by the Company. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number of price of shares of Common Stock subject to the option, and no adjustment by reason thereof shall be made.

         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         7.       LISTING OR QUALIFICATION OF SHARES.

         All options granted under the Plan are subject to the requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of the Shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained, free of any condition not acceptable to the Committee.

         8.       BINDING EFFECT OF CONDITIONS.

         The conditions and stipulations herein contained, or in any option granted pursuant to the Plan shall be, and constitute, a covenant running with all of the Shares acquired by the optionee pursuant to this Plan, directly or indirectly, whether the same have been issued or not, and those Shares owned by the optionee shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided. In addition, the optionee shall agree to use the optionee's best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made, except as provided in the Plan, and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates or the Shares represented thereby, except strictly in accordance with the provisions of the Plan.

         9.       AMENDMENT AND TERMINATION OF THE PLAN.

         The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that in the event that continued compliance with the terms of Rule 16b-3, as promulgated under the Exchange Act, so requires, the Board shall not amend the Plan more than once every six (6) months other than to comport with changes in the Code. The Board shall not without the approval of the shareholders of the Company, amend the Plan in any manner that requires shareholder approval for continued compliance with the terms of Rule 16b-3, as promulgated under the Exchange Act, any successor rule, or other regulatory authority. Except as provided in Section 6, no termination, modification or amendment of the Plan may, without the consent of any member of the Board to whom such option was previously granted under the Plan, adversely effect the rights of such member of the Board under such option.

         10.      EFFECTIVENESS OF THE PLAN.

         The Plan shall become effective only upon adoption by the Board. The grant of any option under the Plan shall be conditioned upon the prior qualification of the options and underlying Shares under the California securities laws. In the event that compliance with the terms of Rules 16b-3, as promulgated under the Exchange Act, so requires, the exercise of any options granted pursuant to the Plan shall be conditioned upon the approval of the Plan by the holders of a majority of the outstanding shares of Common Stock of the Company within twelve (12) months of the adoption of the Plan by the Board.

         11. PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW COMPLIANCE AND NOTICE OF SALE.

         No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. No Shares shall be purchased upon the exercise of any option unless and until all of the then applicable requirements of any (i) regulatory agencies having jurisdiction and
(ii) any exchanges upon which the Common Stock of the Company may be listed shall have been fully complied with. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options. The optionee shall give the Company notice of any sale or other disposition of any such Shares not more than five (5) days after such sale or disposition.

         12.      INDEMNIFICATION.

         To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board of Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided, the director or Committee merger was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonable believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settlement any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

                                                                      Appendix A


PROXY                         NORTH VALLEY BANCORP                         PROXY

               Proxy Solicited on Behalf of the Board of Directors
                             of North Valley Bancorp
              for the Annual Meeting of Shareholders, May 26, 1998


     The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated April 20, 1998, and revoking any proxy heretofore given, hereby constitutes and appoints Martin R. Sorensen and Fred A. Drake, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the "Corporation"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, on Tuesday, May 26, 1998, at 4:30 P.M., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7 AND 8. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2, 3, 4, 5, 6, 7 AND 8, AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


     THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


                 (Continued, and to be signed on the other side)

                            - FOLD AND DETACH HERE -

                                                                                                                   [X]   Please mark
                                                                                                                          your votes
                                                                                                                           as this


1. To elect as  Directors  the            WITHHOLD
   nominees  set forth  below.     FOR    FOR ALL
   (INSTRUCTION:  To  withhold     [ ]      [ ]                  2. To approve an  amendment  of the     FOR       AGAINST   ABSTAIN
   authority  to vote  for any                                      Articles    of     Incorporation     [ ]         [ ]       [ ]
   individual nominee,  strike                                      restricting  shareholder  action
   a    line    through    the                                      by written consent.
   nominee's  name in the list
   below:                                                        3. To approve an  amendment  of the
                                                                    Articles    of     Incorporation     [ ]         [ ]       [ ]
                                                                    concerning     elimination    of
Rudy  V.  Balma,   William  W.  Cox,  Dan  W.                       cumulative voting.
Ghidinelli,   Thomas  J.  Ludden,   Kelly  V.
Pierce,   Martin  R.  Sorensen,   Douglas  M.                    4. To approve an  amendment  of the
Treadway, J. M. ("Mike") Wells, Jr.                                 Articles  of   Incorporation  to     [ ]         [ ]       [ ]
                                                                    authorize    the   issuance   of
----------------------------------------------                      Preferred Stock.

I PLAN TO ATTEND THE MEETING       [ ]                           5. To approve an  amendment  of the
                                                                    Articles    of     Incorporation     [ ]         [ ]       [ ]
                                                                    regarding   indemnification   of
                                                                    agents.

                                                                         6. To approve  adoption  of
                                                                            the North Valley Bancorp     [ ]         [ ]       [ ]
                                                                            1998   Employee    Stock
                                                                            Incentive Plan.

                                                                         7. To approve an  amendment
                                                                            of  the   North   Valley     [ ]         [ ]       [ ]
                                                                            Bancorp  1989   Director
                                                                            Stock Option Plan.

                                                                         8. To      ratify       the
                                                                            appointment  of Deloitte     [ ]         [ ]       [ ]
                                                                            &    Touche    LLP    as
                                                                            independent       public
                                                                            accountants for 1998.

                                                                         9. In their discretion, the proxy holders are authorized to vote upon  such  other  business  as may  properly  come
                                                                            before the meeting.



Signature(s) _____________________________________________________________________    Dated _________________________________, 1998

Please mark, date and sign exactly as your name(s) appear(s) above. When signing as attorney,  executor,  administrator,  trustee or guardian,  please  give full  title.  If there is more than one  trustee,  all should  sign.  WHETHER OR NOT YOU PLAN TO ATTEND THIS
MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                      - FOLD AND DETACH HERE -
